UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2010
KMG Chemicals, Inc.
(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation)	000-29278 (Commission File Number)	75-2640529 (IRS Employer Identification No.)

9555 W. Sam Houston Parkway. Suite 600, Houston, Texas (Address of principal executive offices)	77099 (Zip Code)
Registrant’s telephone number, including area code 713-600-3850
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On April 20, 2010, KMG Chemicals, Inc. (the “Company”) entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Canaccord Adams Inc. (the “Placement Agent”) and David L. Hatcher (the “Selling Shareholder”) pursuant to which the Placement Agent agreed to use commercially reasonable efforts to arrange for the sale of 1,000,000 shares of common stock of the Company held by the Selling Shareholder. The Selling Shareholder has agreed to pay the Placement Agent an aggregate fee equal to 4.5% of the gross proceeds received in the offering and to reimburse the Placement Agent for expenses incurred by it in connection with the offering in an amount not to exceed $125,000. The Company will not receive any of the proceeds from the offering and estimates aggregate expenses to it relating to the offering to be $25,000. The Selling Shareholder is the Chairman of the Company’s Board of Directors and, until June 1, 2007, was the Company’s Chief Executive Officer.
     The shares of common stock will be offered and sold pursuant to a prospectus supplement dated as of April 21, 2010, which was filed on April 21, 2010 with the Securities and Exchange Commission in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-144349) which was declared effective on July 24, 2007. Issuance and delivery of the shares is expected to occur on April 26, 2010, subject to customary closing conditions. A legal opinion relating to the shares is included as Exhibit 5.1 hereto.
     In connection with the execution of the Agreement, the Company is filing a copy of the form of Placement Agency Agreement as Exhibit 1.1 to this Form 8-K.
Item 7.01 Regulation FD Disclosure
     On April 21, 2010, the Company issued a press release announcing that the above-referenced offering was priced. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits

(d	)	Exhibits.

1.1		Form of Placement Agency Agreement dated April 20, 2010, by and among the Company, the Selling Shareholder and the Placement Agent.

5.1		Opinion of Haynes and Boone, LLP relating to the legality of the shares.

99.1		Press Release dated April 21, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG Chemicals, Inc.
By:	/s/ John V. Sobchak,	Date: April 21, 2010
John V. Sobchak,
Chief Financial Officer